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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 2, 2005

                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                FLORIDA                                 1-13165                              59-2417093
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1   REGISTRANT'S BUSINESS AND OPERATIONS.
ITEM 1.01.  ENTERING INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 15, 2005, David M. Fronk replaced Dr. Lynch as the Company's Vice President, Regulatory Affairs and Quality Assurance. On May 2, 2005, the Compensation Committee of the Company's Board of Directors increased Mr. Fronk's annual base salary by $14,775 to $240,000, and granted him a 66-month option to acquire up to 5,000 shares of the Company's common stock at $6.16 per share. The options vest 20% per year over 5 years.



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




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CRYOLIFE, INC.



Date:  May 4, 2005                        By:  /s/ D. Ashley Lee
                                              ----------------------------------
                                              Name:  D. Ashley Lee
                                              Title: Executive  Vice  President,
                                              Chief Operating Officer and Chief
                                              Financial Officer




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